AROTECH

Investor Presentation

2013


POLICE
SWIPES



Why We Are Here

AROTECH

Training & Simulation Division
- FAAC Incorporated
- IES Interactive Training
- Realtime technologies, inc

Battery and Power Systems Division
- Electric Fuel
- EFB "The Source For Power"
- epsilor | THE SOURCE FOR POWER

- Training Systems for Militaries and Municipalities
- Use of Force Training for Law Enforcement
- Power Systems for US and Israeli Militaries



Overview of Business Areas-Simulation

AROTECH
TRAINING & SIMULATION DIVISION



Vehicle Simulators



Research Simulation

High Speed Weapons Simulation



Judgmental Use of Force


RANGE

Mission

"To be a world leader in providing simulation based training solutions: weapon simulations, vehicle simulations, and use of force simulations."



Simulation Division Snapshot

Overview

- **Premier provider of fully-integrated simulation training systems & related support services utilized by military, municipal and commercial customers since 1971**
- **Approximately 150 employees**
- **Continuing double-digit EBITDA %**
- **Backlog of $71.1 million as of November 30, 2012, compared to $71.7 million on December 31, 2011**
- **Key position on large military training and simulation contracts (i.e. VCTS, BOSS, CDT) provides platform for growth**

Select Customers

U.S. ARMY
U.S. AIR FORCE
U.S. DEPARTMENT OF HOMELAND SECURITY
DEPARTMENT OF THE NAVY · UNITED STATES MARINE CORPS
YORK REGION TRANSIT
POST

These represent a small sample of a large customer base with over 250 customers per year

AROTECH



Simulation Division Snapshot

Key Technology Factors

- Simulators are platform agnostic; can be programmed/ configured to meet the needs of a very wide variety of customers – +80% commonality across product lines
- Highly advanced Tactical Air Combat Software products
- On-board MLE (Missile Launch Envelope) software employs weapon employment simulations to the most advanced fighter aircraft
- Significant internally-funded and customer-funded research and development of new simulation technology each year

Financial Forecast

($ in millions)


$100
$80
$60
$40
$20
$0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$42.9
$59.3
$64.2
$76.2
$78.3
$80.4
12.1%
10.2%
10.8%
11.5%
11.5%
11.5%
2011 A
2012 E
2013 P
2014 E
2015 E
2016 E
Sim Rev in $millions
EBITDA %

AROTECH



Highly Technical Employee Base

- Arotech’s Training and Simulation division employs 54 uniquely-skilled engineering and technical staff. This capability is a key differentiating factor propelling them to the leading edge of their respective markets
- Experience integrating hardware and software allows Arotech to deliver complete training systems to its customers
  - Right fidelity simulator design
  - Software and scenarios all internally written and designed
  - Modeling highly complex physical systems
- The Company has built a stellar reputation as the go-to partner for the most reliable and technically superior training and simulation systems in the world



Highly Technical Employee Base

Technology	Application
3-D Graphics Support	Trainees in dual-person cabs can have different vantage points within the cab to enable teamwork within scenarios
Multiple Display Simulators	Strategically places up to eight different displays inside the bus simulator to allow an operator to see around oneself and look in mirrors to see traffic
Interchangeable Cabs	Multipurpose simulators can be quickly reconfigured to a wide variety of platforms by swapping out dashboards
Cover Flow Technology	Modern touch screen capability allows users to change visualization manually by brushing one's hand across the display's surface

ATSD has the right mix of engineering and technical staff to deliver high-value products on time

AROTECH



Well-Positioned in Attractive End Markets

- DoD spending on training and simulation products: $22.2B on training & simulation products and services in FY 2009; is estimated to reach $24.1B by 2015 *(source: US Military Training and Simulation Market Assessment published by Frost & Sullivan, Jun 2010)*
- Market is expected to remain positive next five years as military uses simulated training for military reset training
- High cost of live training, desire to decrease wear and tear on operational assets, and expanding simulation capabilities, will move funding away from live training toward virtual and constructive training, or a more efficient mix of live, virtual, and constructive training

> *"Time and again, our simulation, training, and instrumentation and testing products have proven to excel at meeting the training objectives in the field, as well as saving time and money for the units using them."*
>
> Dr. James T. Blake,
> Program Executive Officer, STRI

ATSD has the right mix of engineering and technical staff to deliver high-value products on time



Potential New Programs

Top Training and Simulation Contract Opportunities				
Customer	**RFP Date**	**Period of Performance**	**Max. Est. Value if Awarded**	**Description / Status**
Common Driver Trainer (CDT)	January 2013	2013 – 2016	$85M	Initial and sustainment vehicle driver training simulation for soldiers at the operational institution and training installation levels
International Opportunity A	Mid 2013	2014 – 2017	$15-30M	In the process of providing information and specifications to the customer in hopes of influencing program requirements
International Opportunity B	Early 2013	2014 – 2016	$20-40M	Moving through RFI and definition phase for a very large long-term support and logistics contract, which includes simulation devices

ATSD is currently targeting over 230 opportunities

AROTECH

Key Programs – VCTS, cont.

VCTS
VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE

Overview

- Virtual Clearance Training Suite (VCTS) trains route clearance teams on the ever-evolving tactics and techniques to detect, identify, and neutralize improvised explosive devices (IEDs)
- Base contract at $63 million with an additional $30 million in options; awarded in May 2011
  - Total of 28 suites (4 trailers each) at $2.25 million/suite for base contract alone
- Ann Arbor production facility houses 4 trailers (an entire suite) with exterior space for an additional suite outside on shore power
- Thru 2012, Arotech received $13.5 million in engineering change proposals (ECPs) and in options; bringing the VCTS contract value to $77 million. Additionally, another $7 million is expected in 2013


IOS
MPCV
MMPV, VMMD, Talon

AROTECH

Key Programs – VCTS, cont.

VCTS
VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE

Training Suite Components










Boom Operator Simulation System (BOSS)


KC-135 BOOM OPERATOR
SIMULATION SYSTEM
- BOSS -
STRI
ANG

- KC-135 Boom Pod





- First article plus 16 production units.



AROTECH



Key Programs – Boom Operator Sim System

Overview

- **High fidelity trainer for the Air National Guard (ANG) boom operators. Replicates KC-135R Block 40 boom pod. BOSS provides an immersive simulation environment utilizing realistic computer generated images via emulation of the actual aircraft boom controls. The BOSS is intended for squadron level training to be co-located with operational KC-135 air refueling wings.**
- **Exercised options: 16 production units, a demonstrator retrofit, and initial 12 months Contractor Logistical Support.**
- **The ANG BOSS contract is for over $25M; currently funded at just under $23M**



Key Programs – Boom Operator Sim System

BOSS – Simulator for Arial Refueling via KC-135 Boom

Boom View



Boom and Periscope View


ANG

C17 Approach…


ANG

…and Contact


ANG



Other Key Military Programs (cont.)

Offerings and Products

- High Speed Weapons Simulation
- Training Ranges
  - ACMI and TACTS/ACTS air combat training ranges
  - Scoring and threat software
- Embedded Decision Systems in Operational Flight Programs (OFPs) use Missile Launch Envelope on:
  - F-15C/D/E, F-18E/F, F-16, F-22, F-35
- Tactical Environment Simulations
  - Research facilities
  - Training devices

Customer Breakdown

DRS TECHNOLOGIES

DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA

DEPARTMENT OF THE AIR FORCE · UNITED STATES OF AMERICA

BOEING

LOCKHEED MARTIN

Raytheon

CUBIC

L3 communications

Historical & Projected Revenue



($ in millions)
$12
$10
$8
$6
$4
$2
$0
$6.5
$8.5
$7.4
$8.0
$9.2
$10.0
2009 A
2010 A
2011 A
2012 E
2013 P
2014 E
Military Operations

AROTECH



Embedded Simulation

Overview

- On-board missile launch envelope (MLE) software provides weapon employment information to F-15, F-16, F-18, F-35, and F-22 pilots to make real-time combat decisions
- Classified software efforts for US Air Force and USN fighter platforms
- FMS efforts for buyers of US aircraft

Platforms


F-35


F-15


F-18


F-22


F-16



Judgmental Use of Force Simulators

Overview	Key Features

Overview

- For Law Enforcement Training: Provide high-tech interactive life-size conflict scenarios to train in marksmanship, risk analysis, situational awareness, decision making, emergency reaction and avoidance, and proper equipment operation techniques
- Key customers include most major U.S. municipalities (over 800 systems), Department of Homeland Security (DHS), the FBI, and key emerging international markets (e.g. Hong Kong Police Dept.)

Key Features

- Seamless video branching
- Classroom training with trainee participation; immediate feedback
- Firearms diagnostics
- Industry expert led coursework

AROTECH



Judgmental Use of Force Simulators

IES Interactive Training

milo RANGE FDU

Historical and Projected Revenue

($ in millions)



$12
$10
$8
$6
$4
$2
$0
$4.4
$6.9
$6.2
$5.7
$7.5
$10.1
2009 A
2010 A
2011 A
2012 E
2013 P
2014 E
IES Interactive









AROTECH

Research Simulation – Realtime Technologies

Overview

- Specializes in multi-body vehicle dynamics modeling and graphical simulation for research and development solutions
- Leader in custom designed vehicle simulation products and high-fidelity wheeled and tracked vehicle models
- Offers software applications, hardware development and consulting services
- Primary customers include major automotive companies as well as large, well-funded research universities studying vehicle performance or operator/vehicle interactions
- Developed an active force feedback steering mechanism for VCTS that was critical in the winning of the contract

Research Simulation – Realtime Technologies

Key Products

- **Realtime Technologies Software Suite:**
  - **SimCreator**
  - **SimVista**
  - **SimObserver**







Historical and Projected Revenue



($ in millions)
$5
$4
$3
$2
$1
$0
$2.1
$2.9
$2.7
$4.0
$3.7
$4.2
2009 A
2010 A
2011 A
2012 E
2013 P
2014 E
RTI

RTI serves as a key research and development source for the Company

AROTECH


U.S. ARMY GREATEST INVENTIONS '10

Arotech Battery & Power Division: APBS



Overview of Business Areas-Battery

AROTECH

SWIPES


EFB
S
W
I
P
E
S



Huge Batteries

Zinc Air



Mission

"To be a world leader in power solution for the field warrior and for large scale lithium battery power requirements"



Battery and Power Snapshot

Overview

- **Founded in 1990, operating in Israel and Alabama**
- **Developer/manufacturer of battery power systems, both primary and rechargeable utilized by US and Israeli military customers**
- **Steady margins and growth projections**
- **Approximately 192 employees**

Some ABPD Key Customers

Main customers:
- US Army
- Thales
- FLIR
- IDF
- Bel Bharat India
- Israel MOD
- Military OEMS

U.S. ARMY
ARMY STRONG®


STRI
MISSION FIRST ★ PEOPLE ALWAYS
ARMY STRONG.

Elbit Systems

RANGER

EAM EASTERN AERO MARINE

AROTECH



Battery and Power Snapshot

Key Technology Factors

- **Battery & Power division takes the customer from concept to fielded power, with these capabilities:**
  - **Battery pack design**
  - **Battery pack electronics**
  - **Primary and rechargeable sources**
  - **Chargers**
  - **Manufacturing**
  - **Comprehensive testing services**

Financial Forecast

($ in millions)



40
30
20
10
-
12%
10%
8%
6%
4%
2%
0%
2011 A
2012 E
2013 P
2014 E
2015 E
2016 E
Revenue
EBITDA Margin %

AROTECH



Highly Technical Employee Base

- Arotech's Battery and Power Systems Division's 50 engineers perform research and development in coordination with customer needs to design superior products
- Trade secrets and decades of engineering experience contribute to superior products and win potential
- The Company is a one-stop-shop for custom power solutions that takes the customer all the way from concept to the fielded product, thus deemed the go-to partner for reliable and technically superior battery and power systems

ABPS has the right mix of engineering and technical staff to deliver high-value products on time



Well-Positioned in Attractive End Markets

- **Portable power is critical and requirements are growing**
  - **For the dismounted soldier - SWIPES™ - Soldier Worn Integrated Power Equipment Systems**
  - **For mobile units and bases**
- **Militaries moving substantially to "rechargeables"**
- **Militaries are seeking power for extended missions**
- **There is a growing need for huge battery systems to power systems or vehicles:**

Technology	Application
High energy power pack/charger	Underwater vehicle /large missile launchers / shoulder missile launcher
Rechargeables	Batteries and chargers for **S**oldier **W**orn **I**ntegrated **P**ower **E**quipment **S**ystems/ ruggedized tablet computers/ emergency locators
Zinc Air	Various military uses

Militaries moving substantially to rechargeable batteries and constantly seek new power sources

AROTECH

Key Programs-SWIPES™

- Efficient energy systems for Future Soldier Systems
- Reduced battery weight
- Modular power distribution system
- Suitable for any power source
- Battery always fully charged and ready for use
- Army/OEM requested development in progress


U.S. ARMY GREATEST INVENTIONS '10


S
W
I
P
E
S
EFB
"The Source For High Power Batteries"
www.efbpower.com

AROTECH



Featured Projects and Special Development

- Li-Ion based energy systems for underwater vehicles
- Modular and robust design with high energy density
- Innovative BMS (Battery Management System) & control system
- Emphasis on safety and protection system



- Most powerful 28V starting system in the market
- Ultra-high power, rechargeable, light weight, portable, ruggedized system that can deliver up to 3KA peak current
- Used for starting heavy vehicles (battle tanks and aircrafts)



Underwater Electric Vehicle / Advanced Starting System

Featured Projects and Special Development

- Zimmer is a premier product supplier in medical musculo-skeletal health market
  - Surgical drill - battery packs
  - Multi station charger assembly
- Pack Designs
  - Two packs to be supplied for US, European & Asian Markets



zimmer
Personal Fit. Renewed Life.™

- Patented Dry Cell Mg/CuCl Water Activated Batteries
- Market leader with 80% of the world aviation market
- EC directive, SOLAS, USCG, Transport Canada, Russian Marine Register, TSO, and FAA approvals



IMO
SOLAS

EC
Directive

DNV

Lloyd's Register

Power Packs for Medical Equipment / Water Activated Batteries



Featured Projects and Special Development

- Main battery for GEO and LEO satellites.
  - Long-term study project
- Battery will be built with commercial Li-Ion cells that will be selected and assembled in a unique process to verify the reliability of the battery.

- High-end rechargeable batteries for advanced missile and rocket launchers
- Meets Mil-Spec for extreme environmental conditions
- Ultra-high power density
- Replaces reserve thermal and silver-zinc batteries





Power in Air and Space: Satellites / Missile Launchers



Featured Projects and Special Development

- The only Zinc-Air battery supplier for the US Army (NSN)
- High energy density
- Ultra safe & explosion proof
- Environmentally friendly
- US Army Greatest Inventions of 2003

- Hi-Power Zinc-Oxygen Torpedo battery
- High power batteries for MAVs and UAVs for the US Army and Israeli Aircraft Industry
- High Energy Military Packs (Up to 420Wh/kg)
- D sized cells













Two Decades of Zinc Air Innovation

AROTECH

Financial Summary – Simulation

Revenue and EBITDA – Simulation Division



($ in millions)
$100
$80
$60
$40
$20
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
12.1%
10.2%
10.8%
11.5%
11.5%
11.5%
$42.9
$59.3
$64.2
$76.2
$78.3
$80.4
2011 A
2012 E
2013 P
2014 E
2015 E
2016 E
Sim Rev in $millions
EBITDA %

Revenue Considerations

- Core business growth with conservatively forecasted pipeline
- The Company's revenue growth rate in 2012 benefits from the ramp-up of work in the military vehicle segment, specifically VCTS

EBITDA Considerations

- 2012E EBITDA margins (10.2%) reflect product mix variation and business development investment
- EBITDA margins to improve slightly as work progresses on VCTS (spreading fixed costs over extended contract period)

AROTECH



Financial Summary – Battery

Revenue and EBITDA – Battery & Power Division



$40.00
$30.00
$20.00
$10.00
($ in millions)
12%
10%
8%
6%
4%
2%
0%
5.0%
3.9%
3.1%
5.2%
7.8%
10.6%
$19.3
$20.6
$23.5
$28.2
$32.2
$34.7
2011 A
2012 E
2013 P
2014 E
2015 E
2016 E
Battery Rev in $millions
EBITDA %

Revenue Considerations

- Core business growth with conservatively forecasted pipeline

EBITDA Considerations

- 2012E EBITDA margins (3.9%) reflect product mix variation and business development investment
- EBITDA margins projected to improve slightly as product mix improves and budgetary funding for crucial programs frees up

AROTECH

Financial Summary - Global

Revenue/EBITDA Profile - Arotech Combined

($ in millions)

2013 Guidance
Revenue $85 - $87 Million
EBITDA $2.9 - $3.4 Million



$140
$120
$100
$80
$60
$40
$20
$0
15
10
5
-
$62.1
$79.9
$87.7
$104.4
$110.5
$115.1
$1.7
$2.6
$3.1
$5.4
$6.7
$8.1
2011 A
2012 E
2013 P
2014 E
2015 E
2016 E
Combined Revenue in $millions
Total EBITDA in $millions

AROTECH



Strong Backlog for Growth - Simulation

($ in millions) **Large and Growing Backlog**


$80
$60
$40
$20
$-
$16.5
$31.2
$19.3
$71.7
$71.1
2008A
2009A
2010A
2011A
Nov/30/12

Backlog Considerations

- Strong backlog ensures future growth
  - ATSD continues to gain traction as it ramps up contracts with existing customers
- Simulation backlog $71M, Total Firm backlog $84M (as of November, 2012) provides clear visibility through 2013

AROTECH



Summary

- 2012 proved to be a significant step forward with increasing revenue and EBITDA
- Arotech is better positioned for 2013-2014 because of VCTS, BOSS and SWIPES™
- Current Market Cap of $16 Million provides an attractive investment opportunity



Conclusion


Leader in Ground Vehicle Training / Soldier Power
Strong Organic Growth Potential
Highly Technical Employee Base
AROTECH
Significant Barriers to Entry
Strong and Diverse Customer Base
Well-Positioned in Attractive End Markets